UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 22, 2002
                                                   ---------------------------


                             McDATA CORPORATION
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           (Exact name of registrant as specified in its charter)


Delaware                              000-31257                 84-1421844
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(State or other jurisdiction        (Commission               (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


310 Interlocken Parkway, Broomfield, CO                              80021
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (303) 460-9200
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                                    N/A
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       (Former Name or Former Address, if changed since last report)






Item 5.    Other Events.
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On December 14, 2001, the Registrant entered into a manufacturing and purchase agreement with SCI Technology, Inc. A copy of the Registrant's Manufacturing and Purchase Agreement dated December 14, 2001 is attached as
Exhibit 99.1 and incorporated by reference herein. The Registrant is requesting confidential treatment from the Securities and Exchange Commission as to certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Accordingly, certain provisions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission.

On January 24, 2002, the Registrant entered into a third amendment to its Participation Agreement with Deutsche Bank AG. A copy of the Registrant's Third Amendment to Participation Agreement dated January 24, 2002 is attached as Exhibit 99.2 and incorporated by reference herein.

On February 14, 2002, the Registrant issued a press release announcing that it had filed a complaint in the United States District Court for the District of Colorado against Brocade Communications Systems, Inc. for patent infringement. A copy of the Registrant's press release dated February 14, 2002 is attached as Exhibit 99.3 hereto and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits.


         99.1+ Manufacturing and Purchase Agreement dated as of December 14, 2001 by and between the Registrant and SCI Technology, Inc.

         99.2 Third Amendment to Participation Agreement dated as of January 24, 2002 by and between the Registrant and Deutsche Bank AG.

         99.3     Press Release dated February 14, 2002.


+ Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to an order for confidential treatment.





                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    McDATA CORPORATION



                                    By:  /s/ Thomas O. McGimpsey
                                         ------------------------
                                         Name:  Thomas O. McGimpsey
                                         Title: Vice President, General Counsel
                                                 and Secretary

Date:  February 22, 2002









                               EXHIBIT INDEX



Exhibit                  Description
-------                  -----------

99.1+ Manufacturing and Purchase Agreement dated as of December 14, 2001 by and between the Registrant and SCI Technology, Inc.

99.2 Third Amendment to Participation Agreement dated as of January 24, 2002 by and between the Registrant and Deutsche Bank AG.

99.3                     Press Release dated February 14, 2002.


+ Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to an order for confidential treatment.